SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit 10.9

AMENDMENT TO

GAS GATHERING AND PROCESSING AGREEMENT

THIS Amendment to Gas Gathering and Processing Agreement (“Amendment”) is made and entered into effective as of the 1st day of September, 2012, by and between Marlin Midstream, LLC (“Marlin”), Marlin G&P I, LLC (“Processor”) and Anadarko E&P Company LP (“Producer”). Hereinafter Marlin, Processor and Producer may sometimes be collective referred to as the “Parties” and individually as a “Party.”

WITNESSETH

WHEREAS, Marlin and Producer are parties to that certain Gas Gathering and Processing Agreement (“Agreement”) entered into by the Parties dated April 1, 2012 but effective as of the as of the in service date of the Oak Hill Lateral, as defined in the Agreement;

WHEREAS, Marlin, Processor and Producer now desire to amend the Agreement in certain respects;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. Marlin G&P I, LLC was and is intended to be the contracting party instead of Marlin Midstream, LLC and thus, wherever Marlin Midstream, LLC is used in the Agreement, “Marlin G&P I, LLC” is hereby replaced in its stead as though it was the original contracting Party.

2. The first paragraph and the first and second “Whereas” paragraphs of the Agreement are hereby deleted in their entirety and replaced with the following:

This Gas Gathering and Processing Agreement (“Agreement”) is made and entered into effective (i) as of April 1, 2012 as to gas delivered prior to the in service date of the Oak Hill Lateral, as defined hereinafter, and (ii) as of the in service date of the Oak Hill Lateral as to all gas delivered subsequent to such in service date (the “Effective Date”), between Marlin G&P I, LLC (“Processor”), a Texas limited liability company, and Anadarko E&P Company LP (“Producer”), a Delaware limited partnership. Hereinafter, Processor and Producer may sometimes be referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, Producer owns and/or controls supplies of gas produced from the ** formation from acreage situated in **, **, and ** Counties, Texas, being more fully depicted in Exhibit A attached hereto and made a part hereof and wells situated on such acreage and land pooled, unitized or comrnunitized therewith, all of which shall, for the purpose of this Agreement, constitute the “Dedicated Area” and the gas produced therefrom shall constitute “Producer’s Gas”;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

WHEREAS, Producer desires Processor to gather, and cause to be processed, treated and/or conditioned as defined hereinafter. Producer’s Gas delivered to Processor at the Oak Hill-Cotton Valley Receipt Point (as defined hereinafter), and redeliver or cause to be redelivered the Residue Gas attributable to Producer’s Gas at the Redelivery Point(s), as defined hereinafter, to or for the account of Producer pursuant to the terms and conditions contained herein; and,

3.     Article I of the Agreement is hereby amended by inserting a new definition as follows:

“Agreement” shall have the meaning ascribed thereto as set forth in the first paragraph of this Agreement.

4.     Article I of the Agreement is further amended by deleting Section 1.10 in its entirety and replaced with the following:

1.10 The term “Gross Heating Value” shall mean the gross number of Btus which would be contained in a volume of one (1) cubic foot at a temperature of sixty degrees Fahrenheit (60° F), under a pressure of fourteen and sixty-five hundredths (14.65) pounds per square inch absolute **

5.     Article I of the Agreement is further amended by adding the following definitions of the words “Processor”, “Producer” and “Producer’s Gas”:

“Processor” shall have the meaning ascribed thereto as set forth in the first paragraph of this Agreement.

“Producer” shall have the meaning ascribed thereto as set forth in the first paragraph of this Agreement.

“Producer’s Gas” shall have the meaning ascribed thereto as set forth in the first paragraph of this Agreement.

6.     Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

3.1 Subject to the provisions contained herein, Producer agrees to deliver or cause to be delivered unprocessed gas to Processor at the Receipt Point(s) as defined in Articles 5 and 6, and Processor agrees to gather and cause to be processed and redeliver Residue Gas to the Redelivery Point(s) as defined in Article

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

7 to or for the account of Producer. Producer agrees to deliver or cause to be delivered such quantities of unprocessed gas at the Receipt Point(s) at as constant a rate of flow as is practical throughout the period of such delivery. Producer agrees that it will deliver or cause to be delivered all volumes of Producer’s Gas produced from the Dedicated Area owned and/or controlled by Producer.

7.     That portion of Section 3.2 of the Agreement prior to the table set forth therein is hereby deleted in its entirety and replaced with the following:

Based on the capital expenditures Processor is undertaking to provide the services to Producer as provided in this Agreement, Producer agrees to deliver a minimum volume by the end of each Year as outlined in the table below until such time as Producer has delivered ** MMcf (the “Total Aggregate Minimum Commitment”). In the event Producer has not delivered at least the Yearly Aggregate Minimum Commitment (as defined below) by the end of each Year, Processor shall charge Producer an amount (the “Deficiency Payment”) equal to either (i) the Processing Fee per MMbtu, ** (ii) the Gathering Fee per MMbtu, **, in each case in (i) and (ii) above utilizing a heating value of ** multiplied by the difference between the applicable aggregate volume commitment and the actual volumes delivered to Processer during the applicable yearly period (the “Shortfall Volume’”). Any Shortfall Volume for which Producer is billed shall be credited as a delivery for purposes of determining compliance with the Total Aggregate Minimum Commitment and Yearly Aggregate Minimum Commitment. Any volume delivered by Producer which exceeds the aggregate minimum volume for the year in which it was delivered, as set forth in the table below, shall be credited as a delivery for purposes of determining compliance with the Total Aggregate Minimum Commitment and Yearly Aggregate Minimum Commitment. Any Deficiency Payment that may be owed by Producer to Processor shall be subject to the Deficiency Credit Amount as provided in that certain Gas Gathering and Processing Agreement (the “Second Agreement”) dated effective as of the in service date of the C.E. Moore Interconnection entered into between Producer and Processor, as defined in the Second Agreement. The Total Aggregate Minimum Commitment excludes Force Majeure events described in Article 19.

8.     Article 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

Processor agrees to construct or cause to be constructed and own and operate approximately twenty-five (25) miles of gathering line and measurement facilities (the “Oak Hill Lateral”) sufficient to transport Producer’s gas, which measurement facilities shall constitute the “Oak Hill-Cotton Valley Receipt Point.” Notwithstanding Article 6.1 below, the Oak Hill-Cotton Valley Receipt Point (sometimes referred to as the “Receipt Point”), shall be utilized as the Receipt Point for Producer’s Gas. Within a reasonable period of time following

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

execution of this Agreement by the Parties, Processor shall commence the acquisition of rights of way and commence construction of the Oak Hill Lateral and shall thereafter use commercially reasonable efforts to complete the construction of the Oak Hill Lateral as soon as reasonably practicable, taking into consideration force majeure and other factors outside of Processor’s control.

9.     Section 6.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

6.1 Producer shall deliver or cause Producer’s Gas to be delivered to Processor at the Oak Hill-Cotton Valley Receipt Point. Producer may subsequently elect to deliver other sources of Gas to the Oak Hill Lateral, provided however that Producer shall be responsible for the delivery of such Gas. Producer at its sole cost, risk and expense, shall construct and install or cause to be constructed and installed any upstream facilities, interconnecting flow lines, flange, pipe, valves, fittings and separators necessary to deliver Producer’s Gas to Processor at the Receipt Points in compliance with the Quality Specifications set forth in Exhibit C attached hereto and made a part hereof (“Producer’s Facilities”).

10.   Section 9.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

9.2 Processor agrees to deliver to Producer, Producer’s share of Plant Products at the tailgate of the Plant (the “Plant Product Delivery Point”) based on the fixed recovery percentages listed below and, in exchange for the payment by Producer to Processor of the Plant Product Transportation Fee set forth in Exhibit B, shall deliver or cause such Plant Products to be delivered to the interconnection of Processor’s natural gas liquids pipeline to the Panola Pipeline. For the purpose of this Agreement, the fixed liquid hydrocarbon recovery percentages (“Fixed Recovery Percentages”) are as follows:

Plant Product	Fixed Recovery Percentage
Ethane	*	*
Propane	*	*
Iso-Butane	*	*
Normal Butane	*	*
Natural Gasoline	*	*

The foregoing Fixed Recovery Percentages are based on the condition that the Gross Heating Value of Producer’s Gas delivered at the Receipt Point is at least ** Btus. In addition to the fees set forth in Exhibit B, (i) if at any time the daily average Gross Heating Value of Producer’s Gas averaged over a particular Monthly period is below ** Btus but greater than ** Btus, Producer agrees to pay to Processor an additional fee of ** per MMbtu for all gas processed during such particular Month, which fees shall be in addition to the

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

fees set forth in Exhibit B, and (ii) if at any time the daily average Gross Heating Value of Producer’s gas averaged over a particular Monthly period is below ** Btus but greater than ** Btus, Producer agrees to pay Processor an additional fee **, which fees shall be in addition to the fees set forth in Exhibit B. If at any time the daily average Gross Heating Value of Producer’s Gas is less than ** Btus, Processor shall not be required to process Producer’s Gas until such time as Producer’s Gas exceeds ** Btus and is reasonably expected to exceed such Btu content during the remaining period of the particular Month. In such event, Producer and Processor shall meet to discuss the type of services that Processor can provide to Producer in order to make Producer’s Gas merchantable but no such services shall be performed until the Parties mutually agree on the services to be provided and the fees to be charged by Processor in providing such services. If the parties cannot agree within thirty (30) days on the services to be provided or the fees to be charged, then either party shall have the right to terminate this Agreement, however, Producer will remain liable for any Deficiency Payment(s) as set forth in Article 3 above.

11.   Article 10 of the Agreement is hereby deleted in its entirety and replaced with the following:

ARTICLE 10

FEES

The Fees for providing the services by Processor to Producer as set forth in this Agreement are set forth in Exhibit B, attached hereto and made a part hereof.

12.   Section 11.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

11.3 The Gross Heating Value, GPM, specific gravity, and C02 and N2 content of the gas received hereunder shall be determined by means of an in-line chromatographic analysis utilizing a continuous sampler installed at the Receipt Point(s) or by other methods mutually agreeable to both Parties.

13.   Section 11.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

11.5 Processor shall calibrate, maintain and operate at the Receipt Point(s), meters and appurtenant equipment for the measurement of the quantity and quality of the gas received hereunder. Processor shall read such meters as mutually agreed, or cause same to be done. Producer shall have the right to install, own and operate, at its sole risk and expense, check meters in a manner that will not interfere with Processor’s equipment to check the Processor’s meters, instruments, and equipment, but the measurement of gas for the purpose of this Agreement will be by Processor’s meter.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

14.   Processor’s Payment and Correspondence information set forth in Article 17 is deleted in its entirety and replaced with the following:

Processor:

For Payments: (Wire Transfer)

Marlin G&P I, LLC

Encore Bank

Houston, Texas

ABA# **

Account #: **

Correspondence:

Marlin G&P I, LLC

2105 City West Boulevard, Suite 100

Houston, Texas 77042

Attn: President

Phone: (800)715-9133

Facsimile: (866) 413-2905

15.   Sections 20.1 and 20.2 are hereby deleted in their entirety and replaced with the following:

20.1 This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors, and permitted assigns, heirs, administrators and/or executors and shall constitute a real right and covenant running with the lands and leasehold interests covered hereby. Neither Party may assign its right, title, and interest in, to and under this Agreement, including, without limitation, any and all renewals, extensions, amendments, and/or supplements hereto, without the prior written consent of the other Party, which consent shall not be unreasonably withheld. No such assignment shall in any way operate to enlarge, alter, or change any right or obligation of the other Party or Parties hereto. Notwithstanding the above, (i) Producer has the continuing right to sell all or any part of its interest in its wells dedicated hereto, provided the sales, assignment or other transfer agreement specifically references this Agreement and subjects the interest so sold, transferred or assigned subject to the terms and provisions hereof and Producer has the right to assign or partially assign this Agreement to the purchaser, including any extensions or renewals thereof, (ii) Producer, to the extent it desires to sell Producer’s Gas at the wellhead prior to delivery at the Receipt Point(s), Producer (1) shall have the right to do so, as long as such gas remains subject to the terms and provisions hereof and (2) shall have the right to assign or partially assign this Agreement to the purchaser of Producer’s Gas for the term of such sale, including any extensions or renewals thereof, and (iii) each of the Parties hereto shall have the right to pledge, assign or grant a security interest in this Agreement in connection with such Party’s financing activities without the necessity of obtaining the other Party’s consent thereto.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

20.2 This Agreement and its Exhibits contain the entire agreement between the Parties, integrates the entire understanding between the Parties with respect to the subject matter covered herein and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter, and there are no oral promises, agreements or warranties affecting it not otherwise set forth herein or in the Exhibits attached hereto.

16.   All capitalized words that are not defined herein shall have the meaning ascribed to them in the Agreement. Except as modified and amended herein, the remaining terms and provisions of the Agreement shall remain in full force and effect

17.   This Amendment may be executed in multiple counterparts, each of which shall be deemed an original agreement upon the signature by each of the Parties on at least one counterpart, but all of which shall be deemed to be one and the same document. Delivery of an executed version of this Agreement by facsimile transmission, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, this First Amendment is executed as of the date first above written.

Marlin:		Producer:
Marlin Midstream, LLC		Anadarko E&P Company LP

By:	/s/ Charles Lowery	By:	/s/ D.M. Altena
Name: Charles Lowery Title: SVP and CFO			Name: Daniel M. Altena Title: General Manager
Processor:

By:	/s/ Jeremy Ham
Name: Jeremy L. Ham Title: Vice President